UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A
Amendment No. 1

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 1, 2026

American Water Works Company, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-34028

Delaware	51-0063696
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
1 Water Street
Camden, NJ 08102-1658
(Address of principal executive offices, including zip code)
(856) 955-4001
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	AWK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
American Water Works Company, Inc. is filing this amendment to its Current Report on Form 8-K originally filed with the Securities and Exchange Commission on July 1, 2026 (the “Original Form 8-K”), solely to correct the “document period end date” element of the Original Form 8-K’s cover page XBRL tags, provided as noted below under Exhibit 104, which inadvertently referenced an incorrect date. No other changes have been made to the disclosures contained in Items 8.01 and 9.01 of the Original Form 8-K or Exhibit 99.1 thereto.
Item 8.01.    Other Events.
Filing of Rate Request with the Missouri Public Service Commission (the “MoPSC”) by Missouri-American Water Company (“Missouri American Water”)
On July 1, 2026, Missouri American Water, a wholly owned subsidiary of American Water Works Company, Inc. (the “Company”), announced that it filed with the MoPSC a request for new water and wastewater rates. The request seeks annualized incremental revenue of approximately $179 million, excluding infrastructure surcharges of approximately $32 million, of which $18 million remains subject to approval. The request is based on a return on equity of 10.50% and a capital structure with an equity component of 50.3% and a long-term debt component of 49.7%. The requested annualized incremental revenue is driven primarily by approximately $1.6 billion of incremental capital investments completed and planned by Missouri American Water from June 2025 through May 2028, the forecasted future test period. Missouri American Water anticipates that new rates will take effect in June 2027. Pursuant to statutory requirements, Missouri American Water will implement subsequent rate adjustments following the conclusion of the future test year based on required reconciliations, subject to regulatory approval.
A copy of the press release issued by Missouri American Water on July 1, 2026, has been filed as Exhibit 99.1 hereto and is incorporated herein by reference. References and links to websites and other information contained in this press release are not provided as active hyperlinks, and the information contained in or accessed through these hyperlinks shall not be incorporated into, or form a part of, this Current Report on Form 8-K.
Cautionary Statement Concerning Forward-Looking Statements
Certain statements included in this Current Report on Form 8-K (or the exhibit thereto) are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. In some cases, these forward-looking statements can be identified by words with prospective meanings such as “intend,” “plan,” “estimate,” “believe,” “anticipate,” “expect,” “predict,” “project,” “propose,” “assume,” “forecast,” “outlook,” “future,” “pending,” “goal,” “objective,” “potential,” “continue,” “seek to,” “may,” “can,” “will,” “should” and “could,” or the negative of such terms or other variations or similar expressions. These forward-looking statements are predictions based on the Company’s current expectations and assumptions regarding future events. They are not guarantees or assurances of any outcomes, performance or achievements, and readers are cautioned not to place undue reliance upon them. The forward-looking statements are subject to a number of estimates and assumptions, and known and unknown risks, uncertainties and other factors. Actual results may differ materially from those discussed in the forward-looking statements included in this Current Report on Form 8-K as a result of the factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the Securities and Exchange Commission (the “SEC”) on February 18, 2026, and other filings with the SEC, and additional risks and uncertainties, including with respect to (1) the terms of any settlement agreement or stipulation, and/or final order of the MoPSC, with respect to the above-referenced general rate case; (2) the timing of the implementation of new rates under the general rate case; (3) the amount and timing of incremental capital investments to be completed by Missouri American Water; (4) regulatory, legislative, local or municipal actions affecting the water and wastewater industries, which could adversely affect the Company and/or Missouri American Water; and (5) other economic, financial, political, business and other factors that may impact or affect the water and wastewater industries generally or the Company or Missouri American Water specifically.
These forward-looking statements are qualified by, and should be read together with, the risks and uncertainties set forth above and the risk factors included in the Company’s annual and quarterly reports as filed with the SEC, and readers should refer to such risks, uncertainties and risk factors in evaluating such forward-looking statements. Any forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company does not have any obligation or intention to update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as otherwise required by the federal securities laws. New factors emerge from time to time, and it is not possible for the Company to predict all such factors. Furthermore, it may not be possible to assess the impact of any such factor on the Company’s or Missouri American Water’s business, either viewed independently or together, or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

The following exhibits to this Current Report have been provided herewith as noted below:

Exhibit No.	Description
99.1*	Press Release, dated July 1, 2026, issued by Missouri American Water.
104	Cover Page Interactive Data File (the cover page XBRL tags are included and formatted as Inline XBRL).
* Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN WATER WORKS COMPANY, INC.

Dated:	July 6, 2026	By:	/s/ DAVID M. BOWLER
David M. Bowler
Executive Vice President and Chief Financial Officer
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